                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           InSite Vision Incorporated
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                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           InSite Vision Incorporated
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    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[LOGO]

                                 April 27, 1998

Dear Stockholder:


     You are cordially invited to attend the 1998 Annual Meeting of Stockholders of InSite Vision Incorporated (the "Company") to be held on Monday, June 8, 1998 at 11:00 a.m. local time at the Company's corporate headquarters, 965 Atlantic Avenue, Alameda, California 94501. The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon.


     Please sign, date and return your proxy card no later than May 15, 1998, in the enclosed envelope, whether or not you plan to attend the meeting. If you attend the meeting, you may still vote in person if you so desire.

                                          Sincerely,

                                          [LOGO]

                                          S. Kumar Chandrasekaran, Ph.D.
                                          Chairman of the Board and
                                            Chief Executive Officer

                             YOUR VOTE IS IMPORTANT

     SO THAT YOUR COMMON STOCK WILL BE REPRESENTED AT THE ANNUAL MEETING IN THE EVENT YOU ARE NOT PERSONALLY PRESENT, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. EXECUTION OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                           INSITE VISION INCORPORATED
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 8, 1998
                            ------------------------

TO THE STOCKHOLDERS OF INSITE VISION INCORPORATED:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of InSite Vision Incorporated, a Delaware corporation (the "Company"), will be held on Monday, June 8, 1998, at 11:00 a.m. local time, at the Company's corporate headquarters, 965 Atlantic Avenue, Alameda, California 94501, for the following purposes:


          1. To elect five directors to serve until the 1999 annual meeting or until their respective successors are elected and qualified.

          2. To approve a series of amendments to the Company's 1994 Stock Option Plan (the "1994 Plan"), including (i) revisions to the Automatic Option Grant Program for non-employee Board members under the 1994 Plan to change the dates on which grants are to be made under the program and to increase the number of shares for which such options are to be granted and
     (ii) elimination of the 150,000-share limitation on the maximum number of shares issuable under the Automatic Option Grant Program.

          3. To ratify and approve the Company's issuance of 7,000 shares of Series A Convertible Preferred Stock, and a warrant to purchase 70 shares of Series A Convertible Preferred Stock, in a private placement effective as of September 12, 1997.

          4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

          5. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 10, 1998, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available from the Secretary of the Company for 10 days before the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting and mark, date, sign and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                          By Order of the Board of Directors,

                                          [LOGO]

                                          S. Kumar Chandrasekaran, Ph.D.
                                          Chairman of the Board and
                                            Chief Executive Officer
Alameda, California
April 27, 1998

                           INSITE VISION INCORPORATED
                              965 ATLANTIC AVENUE
                           ALAMEDA, CALIFORNIA 94501
                            ------------------------

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 8, 1998

                      GENERAL INFORMATION FOR STOCKHOLDERS


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of InSite Vision Incorporated, a Delaware corporation (the "Company"), with principal executive offices at 965 Atlantic Avenue, Alameda, California 94501, of proxies in the accompanying form to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at 11:00 a.m. local time on June 8, 1998, and any adjournment thereof.


     This Proxy Statement and the accompanying form of proxy are being mailed to all stockholders entitled to vote at the Annual Meeting on or about April 27, 1998.

RECORD DATE AND VOTING


     Stockholders of record on April 10, 1998 (the "Record Date") are entitled to notice of and, as described below, to vote at the Annual Meeting. As of the Record Date, 14,411,402 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), were issued and outstanding, held by approximately 211 stockholders of record or, as estimated by the Board, approximately 6,000 beneficial stockholders. As of the Record Date, 4,357 shares of the Company's Series A Convertible Preferred Stock ("Series A Stock") were issued and outstanding, but no holder of Series A Stock is entitled to vote on any matter coming before the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, such stockholder's shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.


     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Investor Relations in writing at 965 Atlantic Avenue, Alameda, California 94501 or by telephone at (510) 865-8800. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by May 15, 1998.

                                   IMPORTANT

     PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD, AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED, POSTAGE-PREPAID, RETURN ENVELOPE SO THAT, IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

REVOCABILITY OF PROXIES

     Any person giving a proxy has the power to revoke it at any time prior to or at the Annual Meeting. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices, InSite Vision Incorporated, 965 Atlantic Avenue, Alameda, California 94501, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by directors, officers, employees or agents of the Company. The Company will not pay any compensation to directors, officers or employees of the Company and does not currently intend to retain a proxy solicitation agent, however the Company may do so if necessary. The Company does not presently intend to solicit proxies other than by mail.

     THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1997 (THE "ANNUAL REPORT") AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997 (THE "FORM 10-K") HAVE BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. NEITHER THE ANNUAL REPORT NOR THE FORM 10-K IS INCORPORATED INTO THIS PROXY STATEMENT AND NEITHER IS CONSIDERED PROXY SOLICITING MATERIAL.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                     PROPOSAL ONE -- ELECTION OF DIRECTORS


     The Bylaws of the Company provide that the Board of Directors shall be comprised of not less than five nor more than nine directors. Effective immediately prior to the Annual Meeting, the authorized number of directors will be five. Such directors will stand for re-election at the Annual Meeting to serve until the Company's next annual meeting, until their successors shall have been duly elected and qualified, or until their earlier death, resignation or removal. Mr. Grant M. Inman resigned from the Board effective April 1, 1998, and his vacancy on the Board will not be filled prior to or at the Annual Meeting. However, Mr. Inman will continue to serve the Company as a consultant. In addition, Mr. John S. Saxe a former member of the Board, continues to serve the Company as "Director Emeritus." The Board of Directors will vote all proxies received by them in favor of the five nominees listed below unless otherwise instructed in writing on such proxy. If, however, any of the nominees named in the accompanying proxy card are unable or unwilling to serve (which is not expected) at the time of the Annual Meeting, the proxies (except those marked to the contrary) will be voted for such other person(s) as the persons named in the accompanying proxy may recommend. The five candidates receiving the highest number of affirmative votes of the shares represented and voting at the Annual Meeting will be elected directors of the Company.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE 1999 ANNUAL MEETING, UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

     Set forth below is information regarding the nominees, including information furnished by them as to their principal occupation at present and for the last five years, certain other directorships held by them, the year in which each became a director of the Company, and their ages as of April 10, 1998:

                                                                    DIRECTOR
           NOMINEES             POSITION(S) WITH THE COMPANY  AGE    SINCE
           --------             ----------------------------  ---   --------
S. Kumar Chandrasekaran, Ph.D   Chairman of the Board and     54      1989
                                  Chief Executive Officer
Mitchell H. Friedlaender, M.D   Director                      52      1996
John E. Lucas                   Director                      66      1996
John L. Mattana                 Director                      68      1997
Anders P. Wiklund               Director                      58      1996

BUSINESS EXPERIENCE OF BOARD NOMINEES

     S. KUMAR CHANDRASEKARAN, PH.D., has been a Director of the Company since 1989. Dr. Chandrasekaran joined the Company in September 1987 as Vice President, Development. From 1988 to 1989, Dr. Chandrasekaran served as Vice President, Research and Development. From 1989 to 1993, Dr. Chandrasekaran served as President and Chief Operating Officer. Since August 1993, he has served as Chairman of the Board of Directors and Chief Executive Officer and from December 1995 to December 1997 he served as Chief Financial Officer. Prior to joining the Company, Dr. Chandrasekaran was Vice President of Technical Affairs for Sola Barnes Hind (formerly Syntex Ophthalmics) from 1982 to 1987. From 1971 to 1982, he served as a Principal Scientist and director at Alza Corporation. Dr. Chandrasekaran holds a Ph.D. in Chemical Engineering from the University of California at Berkeley.

     MITCHELL H. FRIEDLAENDER, M.D. has been a Director of the Company since May 1996. He has served as an ophthalmologist at Scripps Clinic and Research Foundation ("Scripps") since 1986 and currently serves as director of Cornea and Refractive Surgery in the Division of Ophthalmology. Prior to joining Scripps, Dr. Friedlaender served as a full-time faculty member at the University of California, San Francisco for 10 years. He is the founder of the Aspen Corneal Society and the Pacific Ophthalmic Forum, co-editor in chief of International Ophthalmology Clinics, a member of four scientific editorial boards, a member of the Sjogren's Syndrome Foundation Medical Advisory Board, and former president of the Ocular Microbiology and Immunology Group. He also serves as a consultant for several pharmaceutical companies and performs clinical studies on new ophthalmic drugs. Dr. Friedlaender holds an M.B.A. from the University of Phoenix and an M.D. from the University of Michigan.


     JOHN E. LUCAS has been a Director of the Company since May 1996. He served as President and Chief Executive Officer of American Scientific Resources Ltd. from 1994 to March 1996, and as President and Chief Executive Officer of Oxigene, Inc. from 1991 to 1994. He also was the co-founder and served as Chairman and Chief Executive Officer of XOMA Corporation. Mr. Lucas holds an M.B.A. from Harvard Business School.



     JOHN L. MATTANA has been a Director of the Company since September 1997. From 1992 to 1997 Mr. Mattana served as an Investment Vice President at New York Life Insurance Company, where he was a Director of Venture Capital Investment. From October 1997 to December 1997 he also served as a Vice President at Ceptor Corporation. He holds an M.B.A. from New York University.


     ANDERS P. WIKLUND has been a Director of the Company since October 1996. Since January 1997 he has served as Principal at Wiklund International Inc., an advisory firm to the biotechnology and pharmaceutical industries. He served as Vice President, Corporate Business Development of Pharmacia & Upjohn from January to December 1996, as Executive Vice President of Pharmacia U.S. Inc. from January to December 1995 and as President and Director of Pharmacia Development Corp. from 1993 to 1994. Mr. Wiklund served as Chief Executive Officer, President and Director of Kabi Pharmacia Inc. from 1984 to 1993. Mr. Wiklund serves on the board of directors of Ribozyme Pharmaceuticals Inc., Trega Biosciences Inc., Vascular Therapeutics and Medivir AB, and is a Senior Vice President at Biacore Holding Inc. Mr. Wiklund holds a Master of Pharmacy from the Pharmaceutical Institute, Stockholm, Sweden.

BOARD COMMITTEES AND MEETINGS


     During the fiscal year ended December 31, 1997, the Board of Directors held seven meetings and acted by unanimous written consent twice. The Board of Directors has an Audit Committee, a Stock Plan and Compensation Committee and a Nominating Committee.


     The Audit Committee currently consists of one director, Anders P. Wiklund.(1) The Audit Committee held two meetings during the 1997 fiscal year. The Audit Committee monitors the effectiveness of the internal and external audit controls, oversees the Company's financial and accounting organization and financial reporting, and selects a firm of certified public accountants whose duty it is to audit the books and accounts of the Company for the fiscal year for which they are appointed.

     The Stock Plan and Compensation Committee (the "Compensation Committee") currently consists of one director, Anders P. Wiklund.(1) The Compensation Committee held three meetings during the 1997 fiscal year and acted by unanimous written consent three times. The Compensation Committee determines and reviews the compensation to be paid to the Company's officers and directors and administers the Company's 1994 Stock Option Plan (the "1994 Plan") and the 1994 Employee Stock Purchase Plan (the "ESPP").

     The Nominating Committee consists of one director, S. Kumar Chandrasekaran, Ph.D.(1) The Nominating Committee held no meetings during the 1997 fiscal year. The Nominating Committee, on behalf of the Board of Directors, makes nominations for election to the Company's Board of Directors. The Nominating Committee will consider nominations recommended by stockholders. Such nominations by stockholders must be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary or Assistant Secretary of the Company, and received by the Secretary or Assistant Secretary not less than 120 days prior to any meeting of stockholders called for the election of directors, provided, however, that if less than 100 days' notice of the meeting is given to stockholders, such nomination shall have been mailed or delivered to the Secretary or Assistant Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notice shall set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee and by the nominating stockholder, and (iv) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations regulated by Regulation 14A of the Securities Exchange Act of 1934, as amended.

     During the 1997 fiscal year no currently serving director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the Committees of the Board of Directors on which he served for the time period during which he held a position as director.
---------------
(1) Grant M. Inman served on each committee until April 1, 1998. New members of each committee may be appointed following the election of directors at the 1998 Annual Meeting of Stockholders.

COMPENSATION OF DIRECTORS

     Each non-employee Board member who is not otherwise affiliated with a substantial investor in the Company is eligible to receive $1,000 for each Board meeting and $250 for each committee meeting attended in person, together with reimbursement of expenses for attending such meetings.


     Under the Automatic Option Grant Program in effect under the 1994 Plan, each individual who first joins the Board as a non-employee Board member will receive, at the time of his or her initial election or appointment to the Board, an option grant to purchase 10,000 shares of Common Stock at an exercise price per share equal to the fair market value per share of Common Stock on the grant date. Each such option will have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of Board service, and will become exercisable for all of the option shares upon the optionee's completion of one year of Board service measured from such grant date. However, the option will immediately become exercisable for all the option shares upon certain changes in control of the Company. On

September 15, 1997, the effective date of his appointment to the Board, John L. Mattana received such a 10,000-share option grant under the Automatic Option Grant Program with an exercise price per share of $4.75, the fair market value per share of Common Stock on such grant date.

     Each individual serving as a non-employee Board member on December 15, 1997 received an option grant under the amended Automatic Option Grant Program to purchase 10,000 shares of Common Stock at an exercise price of $2.813 per share, the fair market value per share of Common Stock on such grant date. These option grants are subject to stockholder approval at the Annual Meeting. If such stockholder approval is obtained, then in December of each year, beginning in December 1998, each individual continuing to serve as a non-employee Board member will receive an automatic option grant to purchase 10,000 shares of Common Stock, provided such individual member did not receive his or her initial grant within the preceding six months. Each option will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date. All such options, including the December 1997 grants, will have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of Board service. The options will become exercisable upon the optionee's completion of one year of Board service, measured from the grant date. However, the options will immediately become exercisable upon certain changes in control of the Company. For further information concerning the December 1997 option grants and the revisions to the Automatic Option Grant Program, please see "Proposal Two -- Amendments to 1994 Stock Option Plan" below.


     On June 2, 1997, in accordance with the Automatic Option Grant Program in effect under the 1994 Plan, each individual elected as a non-employee Board member at the Company's 1997 Annual Meeting of Stockholders held on that date received an option grant to purchase 5,000 shares of Common Stock at an exercise price of $6.234 per share, the fair market value per share of Common Stock on that date.


     On December 13, 1996, the Company entered into a consulting agreement with John E. Lucas, a non-employee Board member, pursuant to which Mr. Lucas serves as a special advisor and consultant to the Company in the fields of public relations, mergers and acquisitions and other special assignments. In exchange for such consulting services, the Company pays Mr. Lucas a consulting fee in the amount of $3,900 per month.

     On November 1, 1996, the Company entered into a consulting agreement with Anders P. Wiklund, a non-employee Board member, pursuant to which Mr. Wiklund serves as an advisor and consultant in the field of business development. In exchange for such consulting services, the Company pays Mr. Wiklund a consulting fee in the amount of $5,000 per month.

     On December 1, 1997, the Company entered into a deferred compensation consulting agreement with John L. Mattana, a non-employee Board Member, pursuant to which Mr. Mattana serves as an advisor and consultant in the field of investor relations. In exchange for such consulting services, the Company accrues $2,500 per month, payable to Mr. Mattana in January 2002.

              PROPOSAL TWO -- AMENDMENTS TO 1994 STOCK OPTION PLAN

                         APPROVAL OF AMENDMENTS TO THE
               INSITE VISION INCORPORATED 1994 STOCK OPTION PLAN

     Stockholders are being asked to approve a series of amendments to the 1994 Plan which the Company's Board of Directors (the "Board") authorized on December 15, 1997. The amendments will effect the following changes to the Automatic Option Grant Program in effect for non-employee Board members under the 1994
Plan:

          (i) change the date on which the annual option grants are to be made to continuing non-employee Board members from the date of each Annual Stockholders Meeting to the date of the first Board meeting held in December each year, beginning with the option grants made on December 15, 1997; provided, however, that for any year in which there is no December Board meeting, the annual grants for that year will be made on December 15th or (if December 15th is not a trading day) the immediately succeeding trading day;

          (ii) increase the number of shares of Common Stock for which option grants are to be made annually to the continuing non-employee Board members from 5,000 shares to 10,000 shares, effective with the December 15, 1997 option grants;

          (iii) except for the December 15, 1997 option grants, impose the requirement that a non-employee Board member will be eligible to receive an annual 10,000-share option grant only if that individual did not receive his or her initial 10,000-share option grant within the preceding six (6) months; and

          (iv) eliminate the provisions of the 1994 Plan which impose a 150,000-share limitation on the maximum number of shares issuable under the Automatic Option Grant Program.


     The changes to the Automatic Option Grant Program will provide the Company with the opportunity to offer a more meaningful equity incentive program to attract and retain the services of non-employee Board members. Stockholder approval of this Proposal will also constitute approval of the 10,000-share option grants made to each of the following non-employee Board members under the amended Automatic Option Grant Program on December 15, 1997: Dr. Friedlaender and Messrs. Inman, Lucas, Mattana and Wiklund. Each such option has an exercise price per share of $2.813.


     The 1994 Plan was originally adopted by the Board as the 1993 Stock Plan, which became effective on October 25, 1993. The name of the 1993 Stock Plan was changed to the 1994 Stock Option Plan, effective January 1, 1994. The 1993 Stock Plan was the successor to the 1989 Stock Option Plan ("1989 Option Plan"), and all outstanding options under the 1989 Option Plan have been incorporated into the 1994 Plan.

     The purpose of the 1994 Plan is to provide eligible employees, non-employee Board members and consultants the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company or its subsidiaries.

     The principal terms and provisions of the 1994 Plan as modified by the recent amendments approved by the Board, together with the applicable tax and accounting implications, are summarized below. The summary is not, however, intended to be a complete description of all the terms of the Plan. A copy of the Plan will be furnished without charge to any stockholder upon written request to the Corporate Secretary at the Company's principal executive office in Alameda, California.

EQUITY INCENTIVE PROGRAMS

     The 1994 Plan consists of two separate equity incentive programs: (i) a Discretionary Option Grant Program, under which officers and other employees, non-employee Board members and independent consultants may, at the discretion of the Plan Administrator, be granted stock options to purchase shares of Common Stock at an exercise price per share equal to the fair market value of the option shares on the grant date, and (ii) an Automatic Grant Program, under which option grants will be made at specified intervals to non-employee Board members.

     Options granted under the Discretionary Option Grant Program may be either incentive stock options designed to meet the requirements of Section 422 of the Internal Revenue Code or non-statutory options not intended to satisfy such requirements. All grants under the Automatic Option Grant Program will be non-statutory options.

SHARE RESERVE

     As of April 3, 1998, a total of 2,754,374 shares of Common Stock were reserved for issuance over the remainder of the 10 year term of the 1994 Plan. The number of shares of Common Stock available for issuance under the 1994 Plan automatically increases on the first day of January each year by an amount equal to 2% of the number of shares of Common Stock outstanding on the last day of December in the immediately preceding year. The shares issuable under the 1994 Plan may be drawn from either authorized but previously unissued shares of stock or from reacquired shares of stock, including shares purchased by the Company on the open market.

     Should an option expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions of the 1994 Plan), the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the 1994 Plan. However, any shares surrendered to pay the exercise price of an outstanding option or shares withheld to pay any taxes associated with the exercise of the option will not be available for subsequent issuance under the 1994 Plan.


     The maximum number of shares for which any one individual participating in the 1994 Plan may be granted stock options and separately exercisable stock appreciation rights may not exceed 850,000 shares in the aggregate over the term of the 1994 Plan. However, for purposes of this limitation, any option grants or stock appreciation rights made on or before December 31, 1993 will not be taken into account.

PLAN ADMINISTRATION

     The 1994 Plan (other than the Automatic Option Grant Program) is administered by the Stock Plan and Compensation Committee ("Committee" or the "Plan Administrator") of the Board. The Committee is comprised of two or more non-employee Board members appointed by the Board. The Committee, acting as Plan Administrator, has complete discretion (subject to the express provisions of the 1994 Plan) to authorize stock option grants and stock appreciation rights under the 1994 Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the express provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made under such program.

ELIGIBILITY

     Officers and other key employees who render services that contribute to the management, growth and financial success of the Company, non-employee members of the Board and independent consultants in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the Discretionary Option Grant Program. Non-employee Board members are also eligible to participate in the Automatic Option Grant Program.

     As of April 3, 1998, four non-employee Board members (excluding Grant M. Inman who resigned from the Board as of April 1, 1998), three executive officers and approximately forty-four other employees were eligible to participate in the 1994 Plan. The four non-employee Board members were also eligible to participate in the Automatic Option Grant Program.

VALUATION


     The fair market value per share of Common Stock on any relevant date under the 1994 Plan is the closing selling price per share on the date in question as reported on the Nasdaq National Market. If there is no reported closing price for such date, then the closing price for the last previous date for which such quotation exists will be determinative of such fair market value. On April 3, 1998, the fair market value per share of Common Stock determined on such basis was $3.983.


                       DISCRETIONARY OPTION GRANT PROGRAM

     The principal features of the Discretionary Option Grant Program may be summarized as follows:

     The exercise price per share will be set by the Plan Administrator, but in no event will the exercise price be less than 100% of the fair market value per share of stock on the grant date. No option will have a maximum term in excess of 10 years measured from the grant date. Options issued under the Discretionary Option Grant Program may become exercisable in cumulative increments over a period of months or years as determined by the Plan Administrator.

     The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date. Each option may also be exercised through a same-day sale program pursuant to which a designated brokerage firm is to effect an immediate sale of the shares purchased under the option and pay to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

  Loans

     The Plan Administrator may also assist any optionee (including an officer) in the exercise of outstanding options under the Discretionary Option Grant Program by authorizing a loan from the Company or permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares (less the par value of those shares) plus any Federal, state or local income taxes or employment taxes incurred by the optionee in connection with the option exercise.

  Limited Stock Appreciation Rights

     Each officer of the Company subject to the short-swing profit restrictions of the Federal securities laws will be granted a limited stock appreciation right as part of any stock option grant made to such officer under the Discretionary Option Grant Program. Any option with such a limited stock appreciation right may be surrendered to the Company upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the highest reportable price per share of stock paid in such hostile tender offer over (b) the exercise price payable for such share.

  Cessation of Service

     Outstanding options under the Discretionary Option Grant Program will terminate, with respect to any shares for which such options are exercisable at the time of the optionee's cessation of service with the Company, within three months following such cessation of service (or 12 months in the case of cessation of service due to permanent disability), unless the Plan Administrator determines that such exercise period should be further extended for one or more additional months or years. Under no circumstances, however, may any such option remain exercisable after the specified expiration date of the option term.

     Should the optionee die while holding one or more exercisable options, then those options will remain exercisable for a 12-month period measured from the earlier of (i) the date of the optionee's death or (ii) the date of the optionee's cessation of service and may be exercised within that period by the personal representative of the optionee's estate or by the persons to whom such options are transferred by the optionee's will or by the laws of inheritance.

     During the applicable exercise period following the optionee's cessation of service, the option may not be exercised for more than the number of option shares for which the option is exercisable at the time of such cessation of service. However, the Plan Administrator will have the discretionary authority to accelerate, in whole or in part, the exercisability of any outstanding options held by the optionee and may exercise this discretion at any time while the option remains outstanding.

     For purposes of the 1994 Plan, the optionee will be deemed to be in the service of the Company for so long as such individual renders periodic services to the Company or any parent or subsidiary, whether as an employee, a non-employee member of the Board or an independent consultant or advisor.

  Stockholder Rights/Limited Transferability

     The optionee does not have any stockholder rights with respect to the option shares until the option is exercised and the exercise price is paid for the purchased shares. Options are generally not assignable or transferable other than by will or the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-statutory options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

  Tax Withholding

     The Plan Administrator may in its discretion provide one or more option holders under the Discretionary Option Grant Program with the election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of their options, a portion of those shares with an aggregate fair market value equal to the designated percentage (up to 100% as specified by the option holder) of the Federal, state and local income and employment tax liability incurred by such option holder in connection with the exercise of such option. Any election so made will be subject to the approval of the Plan Administrator. One or more option holders may also be granted the alternative right, subject to Plan Administrator approval, to deliver previously-issued shares of Common Stock in satisfaction of such tax liability.

  Cancellation -- Regrant of Options

     The Plan Administrator has the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of stock and to issue replacement options with an exercise price not less than the market price of stock at the time of the new grant.

                            AUTOMATIC GRANT PROGRAM

     Each individual who first joins the Board as a non-employee Board member will, at the time of his or her initial election or appointment to the Board, automatically be granted an option to purchase 10,000 shares of Common Stock. However, a non-employee Board member who replaces a Board member will not receive an initial 10,000-share grant if both the new and former Board members are affiliated with the same investment fund or similar entity. If the stockholders approve this Proposal, then the 150,000-share limitation previously in effect for the maximum number of shares of Common Stock issuable to non-employee Board members under the Automatic Option Grant Program will be eliminated. In addition, such stockholder approval will also constitute approval of the 10,000-share option grant made under the program on December 15, 1997 to each individual serving as a non-employee Board member at that time and the subsequent exercise of that option in accordance with the provisions of the Automatic Option Grant Program. Each such grant has an exercise price of $2.813 per share.

     Under the amended Automatic Option Grant Program, an option grant for 10,000 shares of Common Stock will automatically be made at the first Board meeting in December each year, beginning December 1998, to each individual continuing to serve as a non-employee Board member, provided such individual did not receive his or her initial 10,000-share option grant within the preceding six (6) months. In the event there is no December Board meeting in any year, then the annual option grant for that year will be made on December 15th or (if December 15th is not a day on which the New York Stock Exchange is open for business) such grant will be made on the immediately succeeding trading day. Stockholder approval of this Proposal will constitute pre-approval of each option subsequently granted pursuant to the provisions of the Automatic Option Grant Program summarized below and the subsequent exercise of that option in accordance with such provisions.

     The exercise price per share for each automatic grant will be the fair market value per share of Common Stock on the date of grant and will be payable in cash or shares of Common Stock. The option may also be exercised through a cashless exercise procedure pursuant to which a designated brokerage firm effects an immediate sale of the shares purchased under the option and pays to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     Each automatic option grant will become exercisable for all the option shares upon the optionee's completion of one year of Board service following the grant date. However, full and immediate vesting and exercisability of the option will occur upon a Corporate Transaction and Change in Control (as such terms are defined in the section below entitled "Acceleration of Options").

  Automatic Option Cancellation

     Each automatic option grant will be automatically cancelled upon a hostile take-over of the Company effected through a tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding securities. In return the optionee will be entitled to a cash distribution from the Company in an amount equal to the excess per share of (i) the highest reportable per share price paid in the hostile tender offer over
(ii) the exercise price payable for each such share subject to the surrendered option, whether or not the option is otherwise at the time exercisable for all the option shares. Stockholder approval of this Proposal will also constitute pre-approval of each option subsequently granted with such an automatic cancellation provision and the subsequent cancellation of that option in accordance with such provision. No additional approval of the Plan Administrator or the Board will be required at the time of the actual option cancellation and cash distribution.

  Cessation of Board Service

     Upon cessation of Board service, the options held by the non-employee Board member will remain exercisable for three months (or six months if cessation of Board service is due to permanent disability). Should the optionee die while holding one or more options, then those options may subsequently be exercised by the personal representative of the optionee's estate or by the persons to whom such options are transferred by the optionee's will or by the laws of inheritance within six months of the director's death. During such post-service exercise period, the option may not be exercised for more than the number of option shares for which the option is exercisable at the time of the optionee's cessation of Board service.

                               GENERAL PROVISIONS

ACCELERATION OF OPTIONS

     Outstanding options under the 1994 Plan will become immediately exercisable in the event of certain changes in the ownership or control of the Company.

  Corporate Transaction

     In the event of any of the following stockholder-approved transactions in which the Company is a party (a "Corporate Transaction"):

          (a) a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (b) the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company,

each outstanding option under the 1994 Plan will automatically become exercisable for all of the option shares, unless the option is either to be assumed by the successor corporation (or its parent corporation) in such Corporate Transaction or is otherwise to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation. Upon the consummation of the Corporate Transaction, all outstanding options under the 1994 Plan will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

  Change in Control

     In the event of a Change in Control (as defined below), each outstanding option under the 1994 Plan will automatically become exercisable for all of the option shares. A Change in Control will be deemed to have occurred if:

          (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing 40% or more of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

          (ii) the composition of the Board changes over a period of two consecutive years or less such that a majority of the Board members ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a three-fourths ( 3/4) majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

     Upon a Change in Control, all outstanding options will remain exercisable until the expiration or sooner termination of the option term specified in the instrument evidencing the option.

     The acceleration of the exercisability of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

CHANGES IN CAPITALIZATION

     In the event any change is made to the outstanding shares of stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1994 Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the 1994 Plan after December 31, 1993, (iii) the number and/or class of securities and price per share in effect under each outstanding option (including all option grants incorporated from the 1989 Option Plan) and (iv) the maximum number of shares issuable under the Automatic Option Grant Program to newly-elected or continuing non-employee Board members.

     Each outstanding option which is assumed or is otherwise to continue in effect after a merger or business combination will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issuable, in connection with such merger or business combination, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such merger or business combination. Appropriate adjustments will also be made to the option price payable per share and to the number and class of securities available for issuance under the 1994 Plan.

     Option grants under the 1994 Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

AMENDMENT AND TERMINATION

     The Board may amend or modify the 1994 Plan in any or all respects whatsoever. However, no such amendment may adversely affect the rights of existing optionees holding outstanding options without their consent. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations. The Board may terminate the 1994 Plan at any time, and the 1994 Plan will in all events terminate on the earlier of (i) July 27, 2003, or (ii) the date all shares available for issuance are issued or cancelled. Each stock option outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

STOCK AWARDS

     The table below shows, as to each of the Company's officers listed in the Summary Compensation Table set forth elsewhere in this Proxy Statement (the "Named Executive Officers") and the various indicated individuals and groups, the following information with respect to stock option transactions under the 1994 Plan from January 1, 1997 to April 3, 1998: (i) the number of shares of stock subject to options granted during that period and (ii) the weighted average option price payable per share.

                              OPTION TRANSACTIONS


                                                                           WEIGHTED AVERAGE
                                                     OPTIONS GRANTED        EXERCISE PRICE
                      NAME                          (NUMBER OF SHARES)    OF OPTIONS GRANTED
                      ----                          ------------------    ------------------
S. Kumar Chandrasekaran, Ph.D...................         250,000                $3.75
Lyle M. Bowman, Ph.D............................          15,000                $3.75
Michael D. Baer.................................          50,000                $3.75
All executive officers as a group who received
  option grants (3 persons).....................         315,000                $3.75
All current non-employee directors as a group
  who received option grants (5 persons)*.......          80,000                $3.91
All employees, including current officers who
  are not Named Executive Officers, as a group
  who received option grants (approximately 19
  persons)......................................         163,500                $4.25


---------------

* Includes option grants totalling 15,000 shares to Mr. Inman.


                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

     Options granted under the 1994 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as described below:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two years after the grant date of the option and more than one year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the option exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over
(ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will, to the extent those incentive stock options or non-statutory options were granted prior to January 1, 1997, qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. However, any compensation deemed paid by the Company in connection with transactions relating to stock options granted during the 1997 fiscal year will be subject to such $1 million limitation.

ACCOUNTING TREATMENT

     Option grants with exercise prices equal to 100% of the fair market value of the shares on the grant date will not result in a compensation expense to the Company's earnings. However, the Company must disclose, in footnotes to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options treated as compensation expense. The number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

     The grant of stock appreciation rights that require certain conditions to be satisfied before the right may be exercised, such as the occurrence of a hostile tender offer, will not result in a compensation expense to the Company's earnings.

NEW PLAN BENEFITS


     The 10,000-share option grants which Dr. Friedlaender and Messrs. Inman, Lucas, Mattana and Wiklund each received under the amended Automatic Option Grant Program on December 15, 1997 are contingent upon stockholder approval of this Proposal and will not become exercisable in whole or in part unless such stockholder approval is obtained. Each such option has an exercise price per share of $2.813, the fair market value per share of Common Stock on the grant date.


STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding shares of the Company's voting Common Stock present or represented at the 1998 Annual Meeting and entitled to vote on the Proposal is required for approval of the amendments to the 1994 Plan. If such stockholder approval is not obtained, the revisions to the

Automatic Option Program which would change the dates on which grants are to be made under that program and increase the number of shares for which such options are to be granted would not be implemented, and the 10,000-share option grants made to the non-employee Board members on December 15, 1997 would terminate without ever becoming exercisable for any of the option shares. In the absence of such stockholder approval, the 150,000-share limitation on the maximum number of shares issuable under the Automatic Option Grant Program would remain in effect. However, option grants may continue to be made pursuant to the provisions of the 1994 Plan in effect immediately prior to the amendments summarized in this Proposal, until the available reserve of Common Stock as last approved by the stockholders has been issued pursuant to option grants made under the 1994 Plan. Accordingly, non-employee Board members re-elected at the 1998 Annual Meeting would each receive an option grant for 5,000 shares under the Automatic Option Grant Program in lieu of their December 15, 1997 grants.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1994 PLAN.

                                 PROPOSAL THREE
          APPROVAL OF ISSUANCE OF SERIES A CONVERTIBLE PREFERRED STOCK


     Stockholders are being asked to ratify and approve the Company's issuance in September 1997 of 7,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share ("Series A Stock"), to a group of five investors (the "Series A Investors") at a per share price of $1,000 and the issuance of a warrant to purchase 70 shares of Series A Stock at an exercise price of $1,000 per share to the Placement Agent for such transaction (the "Series A Issuance").


     The rules of the Nasdaq National Market System require stockholder approval prior to the sale or issuance of designated securities (common stock or securities convertible into or exercisable for common stock), in connection with a transaction other than a public offering, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The Series A Stock is convertible into shares of the Company's Common Stock, trading on the Nasdaq National Market System, at a ratio equal to (i) the aggregate stated value of the shares of Series A Stock then being converted ($1,000 per share) plus a premium in the amount of 6% per annum accruing from September 12, 1997 through the date of conversion, divided by (ii) a conversion price (the "Conversion Price") equal to the lower of $2.127 or the product of the average of the lowest closing bid prices for the Common Stock for any five (5) trading days during the twenty-two (22) consecutive trading day period immediately preceding the date of conversion multiplied by a conversion percentage equal to (A) 90% if the conversion occurs prior to June 10, 1998, (B) 87.5% if the conversion occurs on or after June 10, 1998 and prior to September 13, 1998, (C) 85% if the conversion occurs on or after September 13, 1998 and prior to December 7, 1998, or (D) 82.5% if the conversion occurs on or after December 7, 1998. Consequently, the Series A Stock was sold in the Series A Issuance at a price which, on an as-converted basis, represented a discount from the Common Stock's market price as of the date the Series A Stock was issued.

     Stockholder approval was not required prior to the Series A Issuance because the terms of the transaction prohibited each Series A Investor from converting its shares of Series A Stock if such conversion would cause the aggregate amount of Series A Stock converted by such Investor to exceed such Investor's pro rata portion of that number of shares equal to 20% or more of the Company's Common Stock outstanding at the time of the Series A Issuance (the "Cap Amount"). However, the Company agreed to use its best efforts to obtain stockholder approval at the Annual Meeting in order to remove the Cap Amount limitation.

     If this proposal is not approved and any Series A Investor is unable to convert its shares of Series A Stock because such a conversion would exceed its pro rata portion of the Cap Amount, each Series A Investor will have the right to require the Company to redeem its shares of Series A Stock which, on an as-converted basis, exceed its pro rata portion of the Cap Amount. Such a redemption would be for cash at a premium over the purchase price of (i) 6% per annum accruing from September 12, 1997 through the date of redemption and (ii) a multiplier equal to the highest closing bid price of the Company's Common Stock during the period between receipt of a redemption notice and payment of the redemption amount divided by the Conversion

Price. As of the record date of the Annual Meeting, a total of 4,357 shares of Series A Stock were outstanding, with an approximate redemption value of (i) $2,489,000 in excess of the Cap Amount and (ii) $7,152,000 in the aggregate. The redemption value in excess of the Cap Amount may be less until September 12, 2000 given that no Series A Investor, together with its affiliates, may beneficially own more than 4.9% of the Company's then outstanding Common Stock prior to that date.


     If the Company is unable to effect the redemption of any amounts in excess of each pro rata portion of the Cap Amount, then (i) all Series A Stock will be subject to redemption, (ii) any Series A Investor having provided a notice to the Company requiring redemption will be entitled to interest on the amount to be redeemed at an annual rate equal to the lower of 24% or the highest interest rate permitted by applicable law from the date of the redemption request until the redemption payment is made, (iii) such a Series A Investor will be entitled to convert the interest accrued, as well as the amount to be redeemed, into shares of Common Stock at the lowest Conversion Price in effect during the period of non-redemption and (iv) any Series A Investor which is unable to convert its Series A Stock because such conversion would exceed that Investor's pro rata portion of the Cap Amount will have the right, with the consent of holders of at least 50% of the then outstanding shares of Series A Stock, to require the Company to delist its Common Stock from the Nasdaq National Market System and instead make its Common Stock eligible for trading on the Nasdaq SmallCap Market or the over-the-counter electronic bulletin board (the "OTC"). In addition, failure to effect such a redemption would result in a permanently reduced Conversion Price for the Series A Stock such that any future conversion, when available to the Series A Investors, would cause greater dilution to the holders of Common Stock. There can be no assurance that the Company would be able to make any redemption payments due (even those only in excess of the Cap Amount), and any such payments would have a substantial negative impact on the Company's cash flow and could severely restrict the Company's ability to finance its research and development and continue operations. Furthermore, the additional remedies available to the Series A Investors described above could result in reduced marketability of the Company's shares and further dilution to the Company's stockholders.

     The affirmative vote of the holders of a majority of the Company's shares entitled to vote present in person or represented by proxy at the Annual Meeting is required to approve this Proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION AND APPROVAL OF THE SERIES A ISSUANCE.

            PROPOSAL FOUR -- RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Ernst & Young LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1998, and is asking the stockholders to ratify this appointment.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of a majority of the Company's voting shares represented and voting at the Annual Meeting is required to ratify the selection of Ernst & Young LLP.

     Ernst & Young LLP has audited the Company's financial statements annually since 1986. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS
THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board is responsible for establishing the cash and equity compensation of the Company's Chief Executive Officer, Dr. Chandrasekaran, and the Company's other executive officers. All decisions by the Compensation Committee with respect to cash compensation are reviewed by the full Board of Directors. However, the Compensation Committee has the sole and exclusive authority to administer the Company's 1994 Stock Option Plan (the "1994 Plan") and to make option grants to the Company's executive officers under the 1994 Plan. The Compensation Committee has furnished the following report with respect to the 1997 compensation of Dr. Chandrasekaran and the Company's other executive officers.

  Compensation Policy

     The Compensation Committee's principal goals in making its executive compensation recommendations are (i) to ensure that there exists an appropriate relationship between executive pay and both the operating performance of the Company and stockholder value, particularly, but not exclusively, as reflected in the price of the Company's Common Stock, and (ii) to attract, motivate and retain key executives in the face of competition within the biopharmaceutical industry for qualified personnel. To achieve these objectives, the Compensation Committee's executive compensation policies generally integrate annual base salaries and other guaranteed payments for Dr. Chandrasekaran and the Company's other executive officers with variable incentive bonuses and stock options primarily based upon corporate and individual performance. In addition to linking executive compensation directly to stockholder value, the Compensation Committee believes that stock options, through staged vesting provisions, perform an important role in motivating and retaining key executives. Performance is measured primarily by comparison with specific objectives.

  Base Salary

     The base salary levels for the executive officers were established for the 1997 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies with which the Company competes for executive talent, and internal comparability considerations. The Compensation Committee, however, did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. The Compensation Committee estimates that the base salary levels in effect for the Company's executive officers were at the median of the salary levels in effect for similar positions at those competitor companies. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

  Performance Measures

     Due to the current stage of the Company's development, the Compensation Committee believes that corporate performance is not appropriately measured in terms of traditional financial performance criteria such as profitability and earnings per share. Rather, the Compensation Committee believes that corporate performance is appropriately measured by analyzing the degree to which the Company has achieved certain goals established by the Compensation Committee and approved by the Board. Accordingly, annual incentive compensation is awarded on the basis of these non-traditional factors.

     The incentive compensation paid to the executive officers for the 1997 fiscal year was based primarily upon the Company's attainment of performance milestones tied to clinical and regulatory developments and the pursuit and formation of third-party collaborative relationships with respect to the Company's technology. The bonuses awarded to the executive officers on the basis of the Company's achievement of those milestones are reflected in the Summary Compensation Table which appears later in this Proxy Statement.

  Stock Option Grants

     Stock option grants under the 1994 Plan are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). Each option generally becomes exercisable in installments over a period of years, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

     The number of shares subject to each option grant will be set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation Committee will also take into account the executive officer's existing holdings of Common Stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Compensation Committee does not intend to adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

     The option grants made to the executive officers during the 1997 fiscal year were intended to provide such individuals with a meaningful incentive to remain in the Company's employ and to contribute to the Company's financial success in the form of stock price appreciation.

  CEO Compensation

     In setting the total compensation payable to Dr. Chandrasekaran, the Company's Chief Executive Officer, for the 1997 fiscal year, the Compensation Committee sought to make such compensation competitive with that provided by other companies with which the Company competes for executive talent.

     The base salary paid to Dr. Chandrasekaran for the 1997 fiscal year was not based to any significant extent on Company performance. Instead, it is the Committee's intent to have this component of his compensation remain stable from year to year. For the 1997 fiscal year, the Committee estimates that Dr. Chandrasekaran's base salary was at the median level of base salaries paid to the chief executive officers of other companies with which the Company competes for executive talent. The incentive portion of Dr. Chandrasekaran's cash compensation for the 1997 fiscal year was based solely on the Company's attainment of performance milestones. Those milestones were tied to clinical and regulatory developments and the pursuit and formation of third-party collaborative relationships with respect to the Company's technology and were the same milestones used to measure the incentive compensation payable to the other executive officers for the 1997 fiscal year.

     The stock option granted to Dr. Chandrasekaran for the 1997 fiscal year reflected the Committee's continuing policy to maintain his option holdings at a level competitive with that of other chief executive officers in the industry and to subject a portion of his compensation each year to the market performance of the Company's common stock. Accordingly, the stock option grant will be of no value to Dr. Chandrasekaran unless he continues in the Company's employ and the market price of the Company's common stock appreciates over his period of continued employment.

  Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1997 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1998 will exceed that limit. In addition, the option grants made under the 1994 Plan prior to January 1, 1997 have been structured so that any compensation deemed paid to an executive officer in connection with the exercise of those grants will qualify as performance-based compensation which will not be subject to the $1 million limitation. However, any compensation deemed paid by the Company in connection with transactions relating to options granted during the 1997 fiscal year will have to be taken into account for purposes of the $1 million limitation. Because it is very unlikely that the compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.


                                          Grant M. Inman
                                          Anders P. Wiklund

PERFORMANCE GRAPH

     The following graph compares the monthly percentage change in (i) the cumulative total stockholder return on the Company's Common Stock from October 18, 1993, the date of the Company's initial public offering, through December 31, 1997 with (ii) the cumulative total return on (a) The Nasdaq Stock Market (U.S. Index) and (b) the Nasdaq Biotech Index. The comparison assumes (i) an investment of $100 on October 18, 1993 in each of the foregoing indices and (ii) reinvestment of dividends, if any. THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH BELOW REPRESENTS HISTORICAL PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

        Measurement Period                                   NASDAQ          NASDAQ Biotech
      (Fiscal Year Covered)           Insite Vision         Composite             Index
10/19/93                                 100.00              100.00              100.00
                                          86.67               99.36               98.67
Dec-93                                    93.33              101.05               98.06
                                         102.22              104.13              103.84
                                          87.78              102.59               89.88
Mar-94                                    73.33               96.72               77.84
                                          60.00               95.46               77.40
                                          61.11               95.68               78.64
Jun-94                                    56.67               91.84               72.00
                                          57.78               93.94               75.41
                                          54.44               98.73               84.19
Sep-94                                    52.22               99.43               83.81
                                          48.89              101.14               81.07
                                          46.67               96.34               81.17
Dec-94                                    42.22               97.82               79.98
                                          40.00               98.24               83.94
                                          35.56              103.01               86.33
Mar-95                                    28.89              106.31               85.57
                                          26.67              109.79               88.69
                                          24.44              113.02               89.29
Jun-95                                    27.78              121.43              100.01
                                          40.00              130.25              109.08
                                          37.78              132.62              122.27
Sep-95                                    41.67              135.75              126.27
                                          32.22              135.25              120.96
                                          19.44              137.28              128.40
Dec-95                                    31.67              136.87              150.80
                                          54.44              137.87              162.42
                                          64.44              141.29              157.76
Mar-96                                    48.89              143.28              150.71
                                          54.44              154.87              157.04
                                          58.89              161.14              162.16
Jun-96                                    51.11              154.16              146.03
                                          42.22              140.57              132.34
                                          38.89              148.60              139.79
Sep-96                                    38.89              159.61              151.81
                                          36.67              158.90              147.20
                                          40.00              169.09              146.54
Dec-96                                    53.33              167.95              150.31
                                          44.44              179.50              163.93
                                          36.67              170.57              166.89
Mar-97                                    38.33              158.93              145.73
                                          40.56              164.01              138.48
Jun-97                                    55.42              182.75              157.31
                                          48.89              187.60              153.24
                                          45.56              207.34              158.35
Sep-97                                    42.78              210.49              156.59
                                          41.11              219.29              169.51
                                          34.44              207.31              159.30
Dec-97                                    31.11              211.90              158.16
                                          28.89              204.28              150.21
                                          21.11              210.66              149.69
Mar-98                                    31.11              228.78              155.07
                                          30.00              238.80              167.74

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee, until April 1, 1998, consisted of Grant M. Inman and Anders P. Wiklund. A replacement for Mr. Inman will be elected following the Annual Meeting. No member of the Compensation Committee was at any time during the 1997 fiscal year, or at any other time, an officer or employee of the Company.

     During the 1997 fiscal year, no executive officer of the Company served as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

     On May 30, 1995, the Company amended the 1994 Plan to implement a special change in control feature designed to protect the economic benefit of the outstanding options in the event the Company were to be acquired. As a result of this special feature, should an optionee's service be involuntarily terminated within twelve (12) months following a Corporate Transaction in which his or her options are assumed by the successor corporation or parent thereof and do not otherwise accelerate at that time, then those options will accelerate and become fully exercisable for all of the option shares as fully-vested shares of Common Stock upon such involuntary termination. A "Corporate Transaction" under the 1994 Plan is defined as a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation of the Company. "Involuntary Termination" is defined under the 1994 Plan as the optionee's involuntary dismissal or discharge by the Company for reasons other than misconduct, or the optionee's voluntary resignation following (a) a change in his or her position with the Company which materially reduces his or her responsibilities or (b) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than 15% or (c) a relocation of the optionee's place of employment by more than 50 miles, and such change, reduction or relocation is effected by the Company without the optionee's consent.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer, and each of the Company's other executive officers whose salary and bonus for fiscal year 1997 was in excess of $100,000, for services rendered in all capacities to the Company for the 1997, 1996 and 1995 fiscal years (the "Named Executive Officers"). No executive officer who would have otherwise been included in such table on the basis of salary and bonus earned for the 1997 fiscal year resigned or terminated employment during that fiscal year.

                           SUMMARY COMPENSATION TABLE


                                                                                    LONG-TERM
                                                                                   COMPENSATION
                                                  ANNUAL COMPENSATION                 AWARDS
                                       -----------------------------------------    SECURITIES        ALL
                                                                  OTHER ANNUAL      UNDERLYING       OTHER
NAME AND PRINCIPAL POSITION(1)  YEAR   SALARY($)   BONUS($)(2)   COMPENSATION($)   OPTIONS/(#)    COMPENSATION
------------------------------  ----   ---------   -----------   ---------------   ------------   ------------
S. Kumar Chandrasekaran, Ph.D   1997    302,000            --         3,150(3)            --           --
  Chairman of the Board and     1996    262,000        50,000         2,592(3)            --           --
  Chief Executive Officer       1995    247,400        25,000        21,414(3)       225,000           --
Lyle M. Bowman, Ph.D            1997    164,000            --           967(4)            --           --
  Vice President, Development   1996    154,445        15,000           901(4)            --           --
  and Operations                1995    134,300        15,000           761(4)        60,000           --
Michael D. Baer                 1997    154,000            --         1,486(4)            --           --
  Chief Financial Officer and   1996     84,854        15,000        38,806(5)            --           --
  Vice President of Finance     1995         --            --        58,506(5)            --           --


---------------

(1) Principal Position determined as of December 31, 1997.

(2) The amounts shown under the Bonus column include cash bonuses earned for the indicated fiscal years.


(3) Until June 1995, any vacation accrued above a two year period was paid out quarterly. In 1995 Dr. Chandrasekaran received $3,980 for unused vacation benefits. In 1997, 1996 and 1995, the premiums paid by the Company to provide Dr. Chandrasekaran with excess life insurance coverage were $3,150, $2,592 and $2,424, respectively. In addition, $15,010 was paid to Dr. Chandrasekaran in 1995 as a 1994 salary adjustment.



(4) Represents amounts paid for excess life insurance coverage.



(5) The 1996 amount includes excess life insurance coverage in the amount of $806 and fees totaling $38,000 received as an independent contractor. The 1995 amount consists only of independent contracting fees in the amount of $58,506.

OPTION/SAR GRANTS


     The following table contains information concerning the grant of stock options under the Plan to the Named Executive Officers during the 1997 fiscal year. No stock appreciation rights were granted to the Named Executive Officers during the 1997 fiscal year, except for the limited stock appreciation rights described in footnote (2) below which form part of each option grant made to them.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                           -----------------------------------------------------      VALUE AT ASSUMED
                            NUMBER OF       % OF TOTAL                             ANNUAL RATES OF STOCK
                            SECURITIES       OPTIONS                               PRICE APPRECIATION FOR
                            UNDERLYING      GRANTED TO    EXERCISE                     OPTION TERM(1)
                           OPTIONS/SARS    EMPLOYEES IN     PRICE     EXPIRATION   ----------------------
          NAME              GRANTED(#)     FISCAL YEAR    ($/SHARE)      DATE         5%          10%
          ----             ------------    ------------   ---------   ----------   --------    ----------
Michael D. Baer..........      50,000(2)        10%         $3.75      10/26/07    $117,877    $  298,700
Lyle M. Bowman, Ph.D.....      15,000(2)         3%         $3.75      10/26/07    $ 35,363    $   89,610
S. Kumar Chandrasekaran,
  Ph.D...................     250,000(2)        52%         $3.75      10/26/07    $589,385    $1,493,499

---------------
(1) Potential realizable value is based on assumption that the market price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the 10-year option term. There can be no assurance that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level.


(2) The option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company. The option will become exercisable for 25% of the option shares upon the optionee's completion of one year of service measured from the October 27, 1997 grant date and for the balance in equal daily installments over the next three years of service thereafter. However, the option will become immediately exercisable for all the option shares upon an acquisition of the Company by merger or asset sale, unless the option is assumed by the successor entity. The option, to the extent so assumed, will subsequently vest in full should the optionee's employment be terminated (whether involuntarily or through a resignation following a material change in the optionee's duties and responsibilities, level of compensation or principal place of employment) within twelve (12) months following the acquisition in which that option does not otherwise vest on an accelerated basis. The option includes a limited stock appreciation right which will result in the cancellation of that option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding voting securities. In return for the cancelled option, the optionee will receive a cash distribution per cancelled option share equal to the excess of (i) the highest price paid per share of the Company's Common Stock in such hostile tender offer over (ii) the exercise price payable per share under the cancelled option. The exercise price may be paid in cash or in shares of Common Stock (valued at fair market value on the exercise date) or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.


OPTION EXERCISES AND HOLDINGS

     The following table sets forth information concerning the exercise of options during the 1997 fiscal year by the Company's Chief Executive Officer and each of the Company's Named Executive Officers and the unexercised options held by such individuals at the end of such fiscal year. No stock appreciation rights were exercised by such individuals during the 1997 fiscal year, and no outstanding stock appreciation rights were held by them at the end of such fiscal year, except for the special limited stock appreciation rights described in footnote
(2) to the Option/SAR Grant table which form part of each option grant made to such executive officers.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF               VALUE OF UNEXERCISED
                                                                  SECURITIES UNDERLYING             IN-THE-MONEY
                                                                 UNEXERCISED OPTIONS AT              OPTIONS AT
                                  NUMBER OF       AGGREGATE         DECEMBER 31, 1997           DECEMBER 31, 1997(1)
                               SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
            NAME                 ON EXERCISE     REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               ---------------   -----------   -----------   -------------   -----------   -------------
S. Kumar Chandrasekaran,
  Ph.D.......................      --               --           296,666        475,000       $786,165       $112,500
Michael D. Baer..............      --               --            35,630         80,042       $     --       $     --
Lyle M. Bowman...............      --               --            75,165         75,000       $201,837       $ 30,000

---------------
(1) Calculated on the basis of the closing sale price per share of the Common Stock on the Nasdaq National Market of $3.25 on December 31, 1997.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1997, its officers, directors and holders of more than 10% of the Common Stock complied with all Section 16(a) filing requirements.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of March 19, 1998, by (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) the Chief Executive Officer and each of the other executive officers of the Company named in the Summary Compensation Table,
(iii) each director and nominee for director at the Annual Meeting, and (iv) all current executive officers and directors as a group. Except as otherwise indicated, the Company believes that each of the beneficial owners of the Common Stock listed below has sole investment power with respect to such shares, subject to community property laws, where applicable.

                                                             BENEFICIALLY OWNED(1)(11)
                                                        ------------------------------------
               NAME OF BENEFICIAL OWNER                 NUMBER OF SHARES    PERCENT OF CLASS
               ------------------------                 ----------------    ----------------
New York Life Insurance Company(2)....................     1,132,813             7.86%
  51 Madison Avenue
  New York, NY 10010-1603
General Motors Investment Management Corporation(3)...     1,007,902             6.99%
  767 5th Avenue
  New York, NY 10153
S. Kumar Chandrasekaran, Ph.D.(4).....................       345,694             2.35%
Lyle M. Bowman, Ph.D.(5)..............................        89,998                 *
Michael D. Baer(6)....................................        35,630                 *
Mitchell H. Friedlaender, M.D.(7).....................        10,000                 *
Grant M. Inman(8).....................................        20,000                 *
John E. Lucas(9)......................................        33,000
John L. Mattana.......................................             0                 *
Anders P. Wiklund(10).................................        10,000                 *
All current executive officers and directors as a
  group (8 persons)...................................       544,322             3.78%

---------------
  *  Less than one percent of the outstanding Common Stock.

 (1) Percentage of beneficial ownership is calculated assuming 14,411,402 shares of Common Stock were outstanding on March 19, 1998. This percentage also includes Common Stock of which such individual or entity has the right to acquire beneficial ownership within 60 days of March 19, 1998, including but not limited to upon the exercise of options; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by General Rule 13d-3(1)(i) under the Exchange Act.

 (2) Pursuant to a Schedule 13G dated February 12, 1997, filed with the Securities and Exchange Commission, New York Life Insurance Company reported that as of December 31, 1996 it had sole voting power and sole dispositive power of all 1,132,813 shares. No filing has been made subsequent to that date, so the Company assumes that the holdings of New York Life Insurance Company remained the same as of December 31, 1997.

 (3) Pursuant to an Amendment 1 to Schedule 13G dated February 20, 1998, filed with the Securities and Exchange Commission, General Motors Investment Management Corporation reported that as of December 31, 1997 it had shared voting power and shared dispositive power of its 1,007,902 shares. This number includes 503,951 shares held by Mellon Bank, N.A. as Trustee for the General Motors Hourly-Rate Employee Pension Trust and 503,951 shares held by Mellon Bank, N.A. as Trustee for the General Motors Salaried Employee Pension Trust.

 (4) Includes 296,666 shares issuable upon the exercise of stock options exercisable on March 19, 1998 or within 60 days thereafter.


 (5) Includes 75,165 shares issuable upon the exercise of stock options exercisable on March 19, 1998 or within 60 days thereafter.

 (6) Includes 35,360 shares issuable upon the exercise of stock options exercisable on March 19, 1998 or within 60 days thereafter.

 (7) Comprised of 10,000 shares issuable upon the exercise of stock options exercisable on March 19, 1998 or within 60 days thereafter.

 (8) Includes 10,000 shares issuable upon the exercise of stock options exercisable on March 19, 1998 or within 60 days thereafter.

 (9) Includes 10,000 shares issuable upon the exercise of stock options exercisable on March 19, 1998 or within 60 days thereafter.

(10) Comprised of 10,000 shares issuable upon the exercise of stock options exercisable on March 19, 1998 or within 60 days thereafter.

(11) Information presented regarding beneficial ownership of the Company's Common Stock is as of March 19, 1998, the most recent practicable date for which data is reasonably available to the Company.

                          ANNUAL REPORT AND FORM 10-K

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 1997 (the "Annual Report") and the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Form 10-K"), as filed with the Securities and Exchange Commission, have been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Neither the Annual Report nor the Form 10-K is incorporated into this Proxy Statement and neither is considered proxy soliciting material.

                                 OTHER MATTERS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's annual meeting of stockholders in 1999 must be received by the Company no later than December 28, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                                          THE BOARD OF DIRECTORS

Dated: April 27, 1998

                           INSITE VISION INCORPORATED
                             1994 STOCK OPTION PLAN

                 (Amended and Restated as of December 15, 1997)

                                   ARTICLE ONE

                               GENERAL PROVISIONS


       I.      PURPOSES OF THE PLAN

               A. The 1994 Stock Option Plan (the "Plan") was adopted as the 1993 Stock Plan as of July 28, 1993 to be effective October 25, 1993 (the "Effective Date") to promote the interests of InSite Vision Incorporated, a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations). This amendment and restatement changes the name of the Plan to the 1994 Stock Option Plan and is effective as of December 15, 1997.

               B. This Plan serves as the successor to the Corporation's 1989 Stock Plan (the "1989 Plan"), and no further option grants shall be made under the 1989 Plan from and after the Effective Date. All options outstanding under the 1989 Plan on such Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's common stock thereunder or their exercise of any outstanding stock appreciation rights thereunder.

               C. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the
Corporation:

                      Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      II.      STRUCTURE OF THE PLAN

               A. The Plan shall be divided into two separate components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may be granted options to purchase shares of the Corporation's common stock. Under the Automatic Option Grant Program, each eligible member of the Corporation's Board of Directors (the "Board") will automatically receive an option grant to purchase shares of the Corporation's common stock.

               B. The provisions of Articles One and Four of the Plan shall apply to the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals in the Plan.

     III.      ADMINISTRATION OF THE PLAN

               A. Article Two of the Plan shall be administered by a committee ("Committee") of two (2) or more non-employee Board members appointed by the Board. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

               B. The Committee which shall act as Plan Administrator (the "Plan Administrator") shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Discretionary Option Grant Program and to make such determinations and interpretations concerning such program and any outstanding option under Article Two as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties with an interest in any outstanding option under the Plan.

               C. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the express terms and conditions of Article Three.




                                       2.

      IV.      ELIGIBILITY FOR OPTION GRANTS

               A. The persons eligible to participate under Article Two of the Plan shall be limited to the following:

                           (i) officers and other employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or any parent or subsidiary corporation);

                          (ii) non-employee members of the Board or the non-employee members of the board of directors of any parent or subsidiary corporation:

                         (iii) those consultants or independent contractors who provide valuable services to the Corporation (or any parent or subsidiary corporation).

               B. Non-employee members of the Board shall also be eligible to receive automatic option grants pursuant to the provisions of Article Three (such individuals shall, for purposes of Articles Three and Four, be referred to as "Eligible Directors").

               C. The Plan Administrator shall have full authority to determine which eligible individuals are to receive discretionary option grants under Article Two, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to remain outstanding.

      V.       STOCK SUBJECT TO THE PLAN

               A. Shares of the Corporation's common stock, par value $0.01 per share ("Common Stock") shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The aggregate number of shares available for issuance under the Plan from and after the Effective Date shall not exceed [2,754,374] shares of Common Stock, subject to adjustment from time to time in accordance with the provisions of this Section V. Such share reserve includes
(i) the initial number of shares reserved for issuance under the Plan on the Effective Date, including the shares reserved for issuance under outstanding options granted under the 1989 Plan and incorporated into this Plan, (ii) the 500,000-share increase authorized by the Board on March 29, 1994 and approved by the stockholders on May 31, 1994, (iii) an additional 500,000-share




                                       3.

increase authorized by the Board on March 17, 1997 and approved by the stockholders on June 2, 1997, (iv) the [______________]-share increase by the Board on [ ], subject to stockholder approval at the 1998 Annual Meeting and (v) the 265,521 share increase effected on January 2, 1998 pursuant to the automatic annual share increase provisions of the Plan. To the extent one or more outstanding options under the 1989 Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

               B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first day of January each calendar year, beginning with the 1998 calendar year, by an amount equal to two percent (2%) of the total number of shares of the Corporation's Common Stock outstanding on December 31st of the immediately preceding calendar year. All options granted on the basis of each such annual share increase shall be non-statutory options under the federal tax laws.

               C. The maximum number of shares of Common Stock for which any one participant in the Plan may be granted stock options and separately exercisable stock appreciation rights over the term of the Plan shall be limited to 850,000 shares, subject to adjustment from time to time in accordance with the provisions of this Section V. For purposes of the foregoing limitation, stock options and stock appreciation rights granted prior to January 1, 1994 shall not be taken into account.

               D. Should one or more outstanding options under this Plan (including any outstanding options under the 1989 Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of
Section IV of Article Two of the Plan), the shares subject to the portion of the option not so exercised shall be available for subsequent option grant under the Plan. Shares subject to any option or portion thereof surrendered or cancelled in accordance with Section V of Article Two and Section III of Article Three of the Plan shall not be available for subsequent option grant under the Plan. Should the exercise price of an outstanding option under the Plan (including any option incorporated from the 1989 Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan, then the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock issued to the option holder.




                                       4.

               E. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities issuable for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Plan after December 31, 1993, (iii) the number and/or class of securities for which stock options are to be granted to newly-elected or continuing non-employee Board members under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each outstanding option under the Plan (including each outstanding option incorporated into this Plan from the 1989 Plan). The purpose of such adjustments to the outstanding options shall be to preclude the enlargement or dilution of rights and benefits under those options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.
























                                       5.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


      I.       TERMS AND CONDITIONS OF OPTIONS

               Options granted pursuant to this Article Two shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees may only be granted non-statutory options. Each option granted shall be evidenced by one or more instruments in the form approved by the Plan Administrator. Each such instrument shall, however, comply with the terms and conditions specified below, and each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

               A.     Option Price.

                      1. The option price per share shall be fixed by the Plan Administrator, but in no event shall the option price per share be less than the fair market value per share of Common Stock on the date of the option grant.

                      2. The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section VI of this Article Two and the instrument evidencing the grant, shall be payable in one of the following alternative forms:

                      - cash or check made payable to the Corporation's order;

                      - shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below); or

                      - through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions
        (I) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable federal and state income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.




                                       6.

                      For purposes of this Section I.A.2, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure is used in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                      3. The fair market value per share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

                      - If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                      - If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists on the Nasdaq National Market shall be determinative of Fair Market Value.

               B.     Term and Exercise of Options.

                      Each option granted under this Article Two shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing the option grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

               C. Limited Transferability of Options. During the lifetime of the optionee, Incentive Options shall be exercisable only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, non-statutory options may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned




                                       7.

portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

               D.     Termination of Service.

                      1. Except to the extent otherwise provided pursuant to
Section VII of this Article Two, the following provisions shall govern the exercise period applicable to any options held by the optionee at the time of cessation of Service or death.

                      - Should the optionee cease to remain in Service for any reason other than death or permanent disability, then the period for which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                      - In the event such Service terminates by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), then the period for which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve
        (12)-month period following the date of such cessation of Service.

                      - Should the optionee die while in Service or during the three (3)-month period following his or her cessation of Service, then the period for which each of his or her outstanding options is to remain exercisable shall be limited to the twelve (12)-month period following the date of the optionee's cessation of Service. During such limited period, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

                      - Under no circumstances, however, shall any option be exercisable after the specified expiration date of the option term.

                      - Each such option shall, during such limited exercise period, be exercisable for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited period of exercisability provided under Section I.D.1 above, not only with respect to the




                                       8.

number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                      - The Plan Administrator shall have full power and authority to extend the period of time for which any option granted under this Article Two is to remain exercisable following the optionee's cessation of Service or death from the limited period in effect under
        Section I.D.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.

                      3. For purposes of the foregoing provisions of this
Section I.D (and for all other purposes under the Plan):

                      - The optionee shall be deemed to remain in the SERVICE of the Corporation for so long as such individual renders services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                      - The optionee shall be considered to be an EMPLOYEE for so long as such individual remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to the work to be performed and the manner and method of performance.

               E.     Stockholder Rights.

                      An optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

     II.       INCENTIVE OPTIONS

               The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.




                                       9.

               A. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the federal tax laws shall be applied on the basis of the order in which such options are granted.

               B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing 10% or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations ("10% Stockholder"), then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.

               Except as modified by the preceding provisions of this Section II, the provisions of the Plan shall apply to all Incentive Options granted hereunder.

    III.       CORPORATE TRANSACTION/CHANGES IN CONTROL

               A. In the event of any Corporate Transaction or Change in Control (as defined below), each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction or Change in Control, respectively, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate upon a Corporate Transaction if and to the extent such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. The determination of comparability shall be made by the Plan Administrator, and its determination shall be final and binding.

               B. A "Corporate Transaction" shall mean any of the following stockholder-approved transactions:

                    (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or




                                       10.

                    (b) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

               C. For all purposes under the Plan, a "Change in Control" shall mean a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is then subject to such reporting requirement, other than a Corporate Transaction; provided that, without limitation, a Change in Control shall be deemed to have occurred if:

                    (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Corporation representing forty percent (40%) or more of the combined voting power of the Corporation's then outstanding securities entitled to vote in the election of directors of the Corporation, pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                   (ii) a change in the composition of the Board occurs over any period of two (2) consecutive years or less such that a majority of the Board ceases for any reason to be comprised of individuals who either
        (A) have been Board members continuously since the beginning of that period or (B) have been elected or nominated for election as Board members during such period by a vote of at least three-fourths (3/4) of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

               D. Upon the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

               E. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option




                                       11.

price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

               F. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               G. The exercisability as incentive stock options under the federal tax laws of any options accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section II of this Article Two. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the federal tax laws.

     IV.       CANCELLATION AND REGRANT OF OPTIONS

               The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than the fair market value of the Common Stock on the new grant date (or one hundred ten percent (110%) of such fair market value in the case of an Incentive Option granted to a 10% Stockholder).

      V.       STOCK APPRECIATION RIGHTS

               A. Each officer of the Corporation subject to the short-swing profit restrictions of the federal securities laws shall be granted limited stock appreciation rights in tandem with his or her outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited stock appreciation right shall automatically be cancelled, and the optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V.A. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution.




                                       12.

               B. For purposes of Section V.A, the following definitions shall be in effect:

                  A Hostile Take-Over shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Corporation's stockholders to accept.

                  The Take-Over Price per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section I.A.3 of this Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

               C. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this Section V shall NOT be available for subsequent option grants under the Plan.

     VI.       LOANS OR INSTALLMENT PAYMENTS

               The Plan Administrator may assist any optionee (including any officer) in the exercise of one or more outstanding options under this Article Two, including the satisfaction of any federal and state income and employment tax obligations arising therefrom, by (a) authorizing the extension of a loan to such optionee from the Corporation or (b) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) will be established by the Plan Administrator in its sole discretion. Loans and installment payments may be granted with or without security or collateral (other than to optionees who are consultants or independent contractors, in which event the loan must be adequately secured by collateral other than the purchased shares), but the maximum credit available to the optionee shall not exceed the sum of (i) the aggregate option price (less par value) of the purchased shares plus (ii) any federal and state income and employment tax liability incurred by the optionee in connection with the exercise of the option.





                                       13.

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM


       I.      ELIGIBILITY

               The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to (i) those individuals who are first elected or appointed as non-employee Board members on or after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, provided they have not otherwise been in the prior employ of the Corporation (or any parent or subsidiary corporation) and (ii) those individuals who continue to serve as non-employee Board members on one or more automatic annual option grant dates below while this Automatic Grant Program remains in effect.

      II.      TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

               A. Grant Dates. Option grants will be made under this Article Three on the dates specified below. However, the grants specified in subparagraphs (ii) and (iii) below shall be subject to stockholder approval of this December 15, 1997 restatement at the 1998 Annual Meeting.

                           (i) Each individual who first becomes a non-employee Board member at any time after October 25, 1993, whether through election at an Annual Stockholders Meeting or through appointment by the Board, and who has not previously been in the employ of the Corporation (or any parent or subsidiary corporation) shall automatically be granted upon the terms and conditions of this Article Three, at the time of such initial election or appointment, a non-statutory stock option to purchase 10,000 shares of Common Stock. A non-employee Board member who replaces a Board member shall not receive an initial 10,000-share grant if both the new and former Board member are affiliated with the same investment fund or similar entity.

                          (ii) On December 15, 1997, each individual serving as a non-employee Board member shall automatically be granted a non-statutory stock option to purchase 10,000 shares of Common Stock.

                         (iii) On the date of the first Board meeting in December each year, beginning December 1998, each individual continuing to serve as a non-employee Board member shall automatically be granted a non-statutory stock option to purchase 10,000 shares of Common Stock, provided such individual did not receive his or her initial option grant under this Article III within the preceding six (6) months. In the event there is no Board meeting in December of




                                       14.

        any year, then the automatic option grant for that year shall be made on December 15th: If December 15th in any year is not a day on which the New York Stock Exchange is open for business (a "Trading Day"), then the grant for that year shall be made on the immediately succeeding Trading Day.

               The 10,000-share limitation applicable to each initial automatic option grant and each annual automatic option grant per eligible non-employee Board member shall be subject to periodic adjustment pursuant to the applicable provisions of paragraph V.E of Article One.

               Stockholder approval of this December 15, 1997 restatement of the Plan shall constitute pre-approval of each option granted on or after that date pursuant to the provisions of this Article Three and the subsequent exercise of that option in accordance with the terms and conditions of this Article Three.

               B. Exercise Price. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

               C. Payment. The option price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified in Section I.A.2 of Article Two.

               D. Option Term. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

               E. Exercisability. Each automatic option grant under this Article Three shall become exercisable for the option shares one (1) year after the date of grant, provided the optionee remains a member of the Board through such date. Each such option shall remain exercisable until the expiration or sooner termination of the option term.

               F. Limited Transferability. Each automatic grant under this Article Three may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment.

               G. Effect of Termination of Board Membership.

                  1. Should the optionee cease to be a Board member for any reason (other than death or Permanent Disability (as defined in Code Section 22(e)(3)) while holding an automatic option grant under this Article Three, then he or she shall have a three (3)-month




                                       15.

period following the date of such cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time the optionee ceases service as a Board member.

                  2. Should the optionee cease to be a Board member by reason of Permanent Disability while holding an automatic option grant under this Article Three, then he or she shall have a six (6)-month period following the date of such cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time the optionee ceases service as a Board member.

                  3. Should the optionee die while serving as a Board member or during the three (3)-month period following his or her cessation of Board service, then the option may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board membership, by the personal representative of his or her estate or by the person or persons to whom the option is transferred pursuant to the Eligible Director's will or in accordance with the laws of descent and distribution. Any such exercise must, however, occur within six (6) months after the date of the Eligible Director's death.

                  4. In no event shall any automatic grant under this Article Three remain exercisable after the specified expiration date of the ten
(10)-year option term. Upon the expiration of the applicable exercise period in accordance with subparagraphs 1, 2 and 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be exercisable.

               H. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have no stockholder rights with respect to any shares covered by such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

               I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Director Automatic Grant Agreement attached as Exhibit A to the Plan.

     III.      CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE
               TAKEOVER

               A. Each automatic option grant outstanding at the time of a Corporate Transaction or a Change in Control shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction or Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares at any time prior to the expiration or sooner termination of the option term. Upon the




                                       16.

consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

               B. Upon the occurrence of a Hostile Take-Over, each outstanding automatic option grant made pursuant to the provisions of this Article Three shall automatically be cancelled and the optionee shall in return be entitled to a cash distribution from the Corporation calculated in accordance with Section V.B of Article Two and payable at the time and in the manner set forth in
Section V.B of Article Two. Stockholder approval of this December 15, 1997 restatement of the Plan shall constitute pre-approval of each option subsequently granted under this Article Three with such a cancellation provision and the subsequent cancellation of that option in accordance with the terms of this Section III.B. No additional approval of the Board or any Plan Administrator shall be required at the time of the actual option cancellation and cash distribution.

               C. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               D. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under this Plan.















                                       17.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

       I.      AMENDMENT OF THE PLAN

               The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

      II.      TAX WITHHOLDING

               A. The Corporation's obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights granted under the Plan shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

               B. The Plan Administrator may, in its discretion and upon such terms and conditions as it may deem appropriate (including the applicable safe-harbor provisions of Rule 16b-3 of the Exchange Act) provide any or all holders of outstanding option grants under Article Two with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such options, one or more of such shares with an aggregate fair market value equal to the designated percentage (any multiple of 5% specified by the optionee) of the federal and state income and employment taxes ("Taxes") incurred in connection with the acquisition of such shares. In lieu of such direct withholding, one or more optionees may also be granted the right to deliver shares of Common Stock to the Corporation in satisfaction of such Taxes. The withheld or delivered shares shall be valued at the Fair Market Value on the applicable determination date for such Taxes.

     III.      EFFECTIVE DATE AND TERM OF PLAN

               A. This Plan, as successor to the Corporation's 1989 Plan, became effective as of the October 25, 1993 Effective Date. The Plan was subsequently amended and restated by the Board on December 15, 1993 with the purpose of, among other provisions, deleting direct stock issuances and renaming the Plan to the 1994 Stock Option Plan. On March 29, 1994 the Board amended and restated the Plan (the "1994 Restatement") to increase the number of shares of Common Stock issuable thereunder by 500,000 shares and to impose a limitation on the maximum number of shares of Common Stock for which any one participant in the Plan may be granted stock options and separately exercisable stock appreciation rights after December 31, 1993. The 1994 Restatement was approved by the Corporation's stockholders in May 1994. On March 17, 1997, the Board adopted amendments to the Plan (the "1997 Restatement") to effect




                                       18.

the following changes: (i) increase the maximum number of shares of Common Stock available for issuance over the term of the Plan by an additional 500,000 shares; (ii) implement an automatic share increase feature pursuant to which the number of shares of Common Stock available for issuance under the Plan will automatically increase on the first day of January each year, beginning January 1, 1998, by two percent (2%) of the total number of shares of Common Stock outstanding on the last day of December in the immediately preceding year; (iii) increase the maximum number of shares available for issuance under the Automatic Option Grant Program in effect under the Plan by an additional 33,334 shares to 150,000 shares; (iv) impose a specific limitation of 850,000 shares on the maximum number of shares for which any one participant may be granted stock options and separately exercisable stock appreciation rights in the aggregate under the 1994 Plan; (v) render the non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program; (vi) remove certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator; and(vii) effect a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six
(6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the 1993 Plan from the short-swing liability provisions of the federal securities laws. The 1997 Restatement was approved by the Corporation's stockholders on June 2, 1997.

               B. On December 15, 1997, the Board adopted a series of amendments (the "1997 Amendment") to the Plan which increase the maximum number of shares of Common Stock issuable thereunder by an additional ________ shares and effect the following changes to the Automatic Option Grant Program for non-employee Board members under Article Three of the Plan: (i) increase the number of shares of Common Stock for which options are to be granted annually (the "Annual Automatic Grant") to each non-employee Board member from five thousand (5,000) shares to ten thousand (10,000) shares; (ii) change the date on which such Annual Automatic Grants are to be made to the non-employee Board members from the date of the Annual Stockholders Meeting to the date of the first Board meeting in December each year (commencing December 1997); provided, however, that if there is no Board meeting in December of any year, the Annual Automatic Grants for that year shall be made on December 15 or, if December 15th is not a Trading Day, the immediately succeeding Trading Day; (iii) authorize and effect an Annual Automatic Grant for each individual serving as a non-employee Board member on December 15, 1997, whether or not that individual received his or her initial automatic grant within the preceding six (6) months; (iv) provide that after December 15, 1997, each non-employee Board member shall be eligible to receive an Automatic Option Grant in December of any year only if that individual did not receive his or her initial automatic grant within the preceding six (6) months; and (v) eliminate the provisions of the Plan which impose a 150,000-share limitation on the maximum number of shares issuable under the Automatic Option Grant Program. The 1997 Amendment is subject to stockholder approval at the 1998 Annual Meeting, and no Annual Automatic Grant or any other option grant which is based on the ________-share increase effected by the 1997 Amendment shall become exercisable in




                                       19.

whole or in part unless and until the 1997 Amendment is so approved. Should such stockholder approval not be obtained at the 1998 Annual Meeting, then each outstanding Annual Automatic Grant shall terminate and cease to remain outstanding, and any option grants based on the __________-share increase shall terminate and no further option grants shall be made on the basis of that increase. However, the provisions of the Plan, including the Automatic Option Grant Program, as in effect immediately prior to the 1997 Amendment shall automatically be reinstated, and option grants may thereafter continue to be made pursuant to the reinstated provisions of the Plan and the Automatic Option Grant Program. All option grants made prior to the 1997 Amendment shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options, and nothing in the 1997 Amendment shall be deemed to modify or in any way affect those outstanding options.

               C. Each option issued and outstanding under the 1989 Plan immediately prior to the Effective Date shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder or their exercise of outstanding stock appreciation rights thereunder.

               D. The Plan shall terminate upon the earlier of (i) July 27, 2003 or (ii) the date on which all shares available for issuance under the Plan have been issued pursuant to the exercise of options granted under Article Two. If the date of termination is determined under clause (i) above, then no options outstanding on such date shall be affected by the termination of the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

               E. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided each option granted is not to become exercisable, in whole or in part, at any time prior to stockholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.

      IV.      REGULATORY APPROVALS

               A. The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Corporation of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.




                                       20.

               B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of a Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

       V.      USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

      VI.      NO EMPLOYMENT/SERVICE RIGHTS

               Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or Service at any time and for any reason, with or without cause.

     VII.      MISCELLANEOUS PROVISIONS

               A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any optionee.

               B. The provisions of the Plan shall be governed by the laws of the state of California, as such laws are applied to contracts entered into and performed in such state.

               C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.




                                       21.

                                    EXHIBIT A

                       Director Automatic Grant Agreement

                           INSITE VISION INCORPORATED
                             1994 STOCK OPTION PLAN

                     NON-EMPLOYEE DIRECTOR OPTION AGREEMENT



RECITALS

               A. Under the Automatic Option Grant Program in effect under the Corporation's 1994 Stock Option Plan (the "Plan"), the non-employee members of the Corporation's Board of Directors (the "Board") will automatically receive periodic option grants designed to reward them for services they have rendered to the Corporation and to encourage them to continue in the service of the Corporation.

               B. Optionee is a non-employee member of the Board, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the automatic grant on this day of a stock option to purchase shares of the Corporation's common stock ("Common Stock") under Article Three of the Plan.

               C. The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Corporation hereby grants to Optionee, as of the automatic grant date (the "Grant Date") specified in the accompanying Notice of Automatic Option Grant (the "Grant Notice"), a stock option to purchase up to that number of shares of Common Stock (the "Option Shares") as is specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term at the option price per share (the "Option Price") specified in the Grant Notice, which is one hundred percent (100%) of the fair market value of the Common Stock on the Grant Date.

               2. OPTION TERM. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the expiration date specified in the Grant Notice ("Expiration Date"), unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY. This option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

               4. EXERCISABILITY. This option shall become exercisable for the Option Shares one (1) year after the Grant Date, provided Optionee remains in Board service through such date. This option shall thereafter remain so exercisable until the expiration or sooner termination of the option term.

               5. CESSATION OF BOARD SERVICE. Should Optionee's service as a Board member cease while this option remains outstanding, then the option term specified in Paragraph 2 shall terminate (and this option shall cease to be exercisable) prior to the Expiration Date in accordance with the following provisions:

                  (i) This option shall immediately terminate and cease to be outstanding for any Option Shares for which the option is not exercisable at the time of Optionee's cessation of Board service.

                  (ii) Should Optionee cease Board service (for any reason other than Permanent Disability or death) while this option remains outstanding, then the period for exercising this option shall be reduced to a three (3)-month period commencing with the date of such cessation of Board service. During such limited period of exercisability, this option may not be exercised for more than the number of Option Shares (if any) for which it is exercisable on the date of Optionee's cessation of Board service. Upon the expiration of such three (3)-month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be exercisable.

                  (iii) Should Optionee cease Board service by reason of Permanent Disability while this option is outstanding, then Optionee shall have a period of six (6) months (commencing with the date of such cessation of Board service) during which to exercise this option for any or all of the Option Shares for which this option is exercisable at the time of Optionee's cessation of Board service. Upon the expiration of such six (6)-month period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be exercisable. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

                  (iv) Should Optionee die while serving as a Board member or during the three (3)-month period following Optionee's cessation of Board service,




                                       2.

        then the personal representative of Optionee's estate or the person or persons to whom this option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise the option for any or all of the Option Shares for which this option is exercisable at the time of Optionee's cessation of Board service (less any Option Shares subsequently purchased by Optionee prior to death). Such right shall lapse, and this option shall terminate and cease to remain outstanding, upon the earlier of (A) the expiration of the six (6)-month period measured from the date of Optionee's death or (B) the Expiration Date.

               6. ADJUSTMENT IN OPTION SHARES. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the total number and/or class of Option Shares subject to this option and (ii) the Option Price payable per share in order to reflect such change and thereby preclude the dilution or enlargement of Optionee's rights and benefits hereunder.

               7. SPECIAL ACCELERATION OF OPTION.

               A. In the event of any of the following stockholder-approved transactions (a "Corporate Transaction"):

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction, or

                  (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation,

                  this option shall, to the extent the option is at such time outstanding but not otherwise fully exercisable, automatically accelerate so that such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Option Shares and may be exercised for all or any portion of such shares.


               B. This option, to the extent not previously exercised, shall terminate upon the consummation of the Corporate Transaction and cease to be outstanding, except to the extent assumed by the successor corporation (or its parent company) in such Corporate Transaction.




                                       3.

               C. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

              8.      CHANGE IN CONTROL/HOSTILE TAKE-OVER.

              A. In the event of any Change in Control (as defined below), the exercisability of this option shall automatically accelerate so that the option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the Option Shares at the time subject to this option and may be exercised for all or any portion of the Option Shares at any time prior to the expiration or sooner termination of the option term.

              B. For all purposes under the Plan, a Change in Control shall mean a change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Corporation is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if:

                  (i) any individual, partnership, firm, corporation,
               association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Corporation representing forty percent (40%) or more of the combined voting power of the Corporation's then outstanding securities entitled to vote in the election of directors of the Corporation, pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                  (ii) a change in the composition of the Board occurs over any period of two (2) consecutive years or less such that a majority of the Board ceases for any reason to be comprised of individuals who either (A) have been Board members continuously since the beginning of that period or (B) have been elected or nominated for election as Board members during such period by a vote of at least three-fourths (3/4) of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

              C. In the event there should occur a Hostile Take-Over (as defined below), then this option shall be automatically cancelled on the fifth (5th) business day following such Hostile Take-Over in exchange for a cash distribution from the Corporation in an amount equal




                                       4.

to the excess of (I) the Take-Over Price of all the Option Shares at the time subject to the cancelled option, over (II) the aggregate Option Price payable for such shares. Stockholder approval of the December 15, 1997 restatement of the Plan at the 1998 Annual Meeting shall constitute pre-approval of the cancellation of this option in accordance with the terms of this Paragraph 8.C. No additional approval of the Board or any Plan Administrator shall be required at the time of the actual option cancellation and cash distribution.

              D.      Definitions:

                      A "Hostile Take-Over" shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Corporation's stockholders to accept.

                      The "Take-Over Price" per share shall be deemed to be equal to the greater of (a) the Fair Market Value per share on the date of cancellation (as determined in accordance with the provisions of Paragraph 9.B below) or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

              E. This Agreement shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

              9.      MANNER OF EXERCISING OPTION.

              A. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

                  (i) Execute and deliver to the Secretary of the Corporation a written notice of exercise in substantially the form of Exhibit I attached hereto in which there is specified the number of Option Shares for which the option is exercised.

                  (ii) Pay the aggregate Option Price for the purchased shares in one or more of the following alternative forms:

                       (a) Cash or check made payable to the Corporation's order;




                                       5.

                       (b) Shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such terms are defined below); or

                       (c) Through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable instructions
        (I) to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares plus all applicable federal and state income and employment taxes required to be withheld by the Corporation in connection with such purchase and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction; or

                  (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

               B. For purposes of this Agreement the Exercise Date shall be the date on which the Exercise Notice shall have been delivered to the Corporation. Except to the extent the sale and remittance procedure specified in subparagraph
(ii)(c) of paragraph A above may be utilized to exercise this option, payment of the Option Price for the purchased shares must accompany such notice. For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be the closing selling price per share of Common Stock on the date in question on the Nasdaq National Market, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists on the Nasdaq National Market.

               C. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate or certificates representing the Option Shares purchased and paid for in accordance herewith.

               D. In no event may this option be exercised for any fractional shares.

             10. STOCKHOLDER RIGHTS. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option, paid the Option Price for the purchased shares and been issued one or more certificates for the purchased shares.




                                       6.

             11. NO IMPAIRMENT OF RIGHTS. Nothing in this Agreement shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the stockholders to remove Optionee from Board service at any time in accordance with the provisions of applicable law.

             12. COMPLIANCE WITH LAWS AND REGULATIONS.

               A. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Corporation's Common Stock may be listed at the time of such exercise and issuance.

               B. In connection with the exercise of this option, Optionee shall execute and deliver to the Corporation such representations in writing as may be requested by the Corporation in order for it to comply with the applicable requirements of federal and state securities laws.

               13. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3 or 7, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Corporation.

               14. LIABILITY OF CORPORATION.

               A. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of Article Four, Section III of the Plan.

               B. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, the Corporation shall use its best efforts to obtain all such approvals.

             15. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation in care of the Corporate Secretary at the Corporate Offices at 965 Atlantic Avenue, Alameda, California 94501. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant




                                       7.

Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

             16. CONSTRUCTION/GOVERNING LAW. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that state's conflict-of-laws rules.




















                                       8.

                                    EXHIBIT I

                       NOTICE OF EXERCISE OF STOCK OPTION

               I hereby notify InSite Vision Incorporated (the "Corporation") that I elect to purchase _____ ( ) shares of the Corporation's Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted to me on _______, 199 to purchase up to Ten Thousand (10,000) shares of such Common Stock at an option price of $_____ per share (the "Option Price").

               Concurrently with the delivery of this Exercise Notice to the Secretary of the Corporation, I shall pay to the Corporation the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Corporation evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise.


------------------------                    ------------------------------------
Date                                        Optionee


                                  Address:  ------------------------------------

                                            ------------------------------------



        Print name in exact manner
        it is to appear on the
        stock certificate:
                                            ------------------------------------

                                            ------------------------------------

        Address to which certificate
        is to be sent, if different
        from address above:
                                            ------------------------------------

                                            ------------------------------------

        Social Security Number:

                        PROXY INSITE VISION INCORPORATED
                 965 Atlantic Avenue, Alameda, California 94501

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement and appoints S. Kumar Chandrasekaran, Ph.D. and Michael D. Baer, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of InSite Vision Incorporated (the "Company") held of record by the undersigned on April 10, 1998, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held June 8, 1998, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

1. To elect the following directors to serve until the 1999 annual meeting of stockholders or until their respective successors are elected and qualified:

                                     FOR     WITHHOLD AUTHORITY TO VOTE
  S. Kumar Chandrasekaran, Ph.D.     [ ]     [ ]
                                     FOR     WITHHOLD AUTHORITY TO VOTE
  Mitchell H. Friedlaender, M.D.     [ ]     [ ]
                                     FOR     WITHHOLD AUTHORITY TO VOTE
  John E. Lucas                      [ ]     [ ]
                                     FOR     WITHHOLD AUTHORITY TO VOTE
  John L. Mattana                    [ ]     [ ]
                                     FOR     WITHHOLD AUTHORITY TO VOTE
  Anders P. Wiklund                  [ ]     [ ]

2. To approve a series of amendments to the Company's 1994 Stock Option Plan (the "1994 Plan"), including (i) revisions to the Automatic Option Grant Program for non-employee Board members under the 1994 Plan to change the dates on which grants are to be made under the program and to increase the number of shares for which such options are to be granted and (ii) elimination of the 150,000-share limitation on the maximum number of shares issuable under the Automatic Option Grant Program.

    [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

3. To ratify and approve the Company's issuance of 7,000 shares of Series A Convertible Preferred Stock, and a warrant to purchase 70 shares of Series A Convertible Preferred Stock, in a private placement effective as of September 12, 1997.

    [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

4. To ratify the Board of Directors' selection of Ernst & Young LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 1998.

    [ ]  FOR  [ ]  AGAINST  [ ]  ABSTAIN

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

This Proxy, when properly executed, will be voted in the manner directed herein. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

Please sign exactly as your name(s) is (are) shown on the stock certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

                                  Dated:                            ,1998
                                        ----------------------------

                                  -------------------------------------------
                                  Signature

                                  -------------------------------------------
                                  Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.